EX.(b).906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Rainier Investment Management Mutual Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Rainier Investment Management Mutual Funds for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Rainier Investment Management Mutual Funds for the stated period.


/s/ J. GLENN HABER
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J. Glenn Haber
Chief Executive Officer and Treasurer
Rainier Investment Management Mutual Funds

Dated: November 30, 2004
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Rainier Investment Management Mutual Funds for purposes of the Securities Exchange Act of 1934.